United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2011

Transatlantic Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 365-2200

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 –	Regulation FD

Item 7.01	Regulation FD Disclosure

On March 10, 2011, Transatlantic Holdings, Inc. issued a press release announcing an update to its preliminary estimate of the pre-tax net catastrophe costs, net of the impact of reinstatement premiums and reinsurance, of catastrophe events occurring in the first quarter of 2011.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

Section 9 –	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release of Transatlantic Holdings, Inc. dated March 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

Date:	March 10, 2011	By:	/s/ STEVEN S. SKALICKY
			Name:	Steven S. Skalicky
			Title:	Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc. dated March 10, 2011